                                                                  Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32377) of our report dated February 27, 2001 on our audit of the consolidated financial statements of Antex Biologics Inc. for the year ended December 31, 2000, included in the Annual Report on Form 10-KSB.


/s/Richard A. Eisner & Company, LLP
Richard A. Eisner & Company, LLP


New York, New York
March 22, 2001